UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2025
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2025, Charles River Laboratories International, Inc. (the “Company”) and Mr. James C. Foster, Chair, President and Chief Executive Officer of the Company, entered into, and the Board approved, Amendment No. 1 (the “Foster Amendment”) to Mr. Foster’s Amended and Restated Employment Agreement with the Company, dated as of May 18, 2021 (the “Foster Employment Agreement”), which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 18, 2021. The Foster Amendment extends the term of Mr. Foster’s employment by an additional year (i.e., until February 12, 2027). Except for the extension of the employment term, all other terms and conditions of the Foster Employment Agreement remain unchanged.

The foregoing description of the Foster Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 20, 2025. For more information on the following proposals, see the Company’s proxy statement dated April 2, 2025. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a) The following seven (7) directors were elected to serve until our 2026 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
James C. Foster	39,676,718	1,908,059	168,585	2,209,405
Nancy C. Andrews	41,118,490	527,489	107,383	2,209,405
Reshema Kemps-Polanco	41,361,456	334,274	57,632	2,209,405
George Llado, Sr.	41,088,535	556,279	108,548	2,209,405
Martin W. Mackay	41,242,976	452,454	57,932	2,209,405
Craig B. Thompson	41,508,432	187,344	57,586	2,209,405
Virginia M. Wilson	40,996,334	649,369	107,659	2,209,405

As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on May 7, 2025, each of Robert Bertolini, Deborah T. Kochevar, George E. Massaro and Richard F. Wallman chose not stand for re-election to the Board at the 2025 Annual Meeting, following the expiration of their respective terms prior to the 2025 Annual Meeting (resulting in four vacancies on the Board). On May 20, 2025, the Board appointed Steven Barg, Mark Enyedy, Abraham Ceesay, and Paul Graves to the Board, each with a term expiring at the 2026 Annual Meeting of Shareholders.

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
40,218,870	1,432,240	102,252	2,209,405

(c) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2024.

For	Against	Abstain	Broker Non-Votes
42,348,057	1,551,238	63,472	0

(e) The shareholders did not approve the shareholder proposal submitted by PETA to publish a report on non-human primates imported by the Company.

For	Against	Abstain	Broker Non-Votes
3,457,547	38,051,509	244,306	2,209,405

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	May 23, 2025	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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